Exhibit 10.1
INCREMENTAL AMENDMENT
MetLife Bank, National Association
Siemens Financial Services, Inc.
City National Bank
Deutsche Bank AG Canada Branch
September 28, 2011
RSC Equipment Rental, Inc.
RSC Holdings III, LLC
RSC Equipment Rental of Canada Ltd.
6929 East Greenway Parkway, Suite 200
Scottsdale, Arizona 85254
Attention: Scott Huckins, Vice President and Treasurer
Re: U.S. RCF Commitment Increase and Canadian RCF Commitment Increase
Ladies and Gentlemen:
Reference is hereby made to the Credit Agreement, dated as of February 9, 2011 (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”), among RSC Holdings II, LLC (“Holdings”), RSC Holdings III, LLC (the “Parent Borrower”), RSC Equipment Rental, Inc. (“RSC” and, together with the Parent Borrower, the “U.S. Borrowers”), RSC Equipment Rental of Canada Ltd. (the “Canadian Borrower” and, together with the U.S. Borrowers, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), Deutsche Bank AG New York Branch, as U.S. administrative agent and collateral agent (the “U.S. Administrative Agent”) and Deutsche Bank AG Canada Branch, as Canadian administrative agent and collateral agent (the “Canadian Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.
WHEREAS, pursuant to Section 2.6 of the Credit Agreement, the U.S. Borrowers may from time to time request an increase of the aggregate then outstanding U.S. RCF Commitments and the Canadian Borrower may from time to time request an increase in the then outstanding Canadian RCF Commitments, in each case subject to the terms and conditions set forth therein;
WHEREAS, pursuant to the Notice of Request for U.S. RCF Commitment Increase and Canadian RCF Commitment Increase, dated as of September 28, 2011, from the U.S. Borrowers and the Canadian Borrower to the U.S. Administrative Agent and the Canadian Administrative Agent, the U.S. Borrowers have requested an increase in U.S. RCF Commitments in an amount equal to $85,000,000 and the Canadian Borrower has requested an increase in Canadian RCF Commitments in an amount equal to $25,000,000; and
WHEREAS, pursuant to Section 2.6 and Section 11.1(c) of the Credit Agreement, the applicable Borrowers, the U.S. Administrative Agent and/or the Canadian Administrative, as applicable, and the Lenders and/or Additional Lenders agreeing to provide the Commitments in respect of a RCF Commitment Increase may enter into an Incremental Amendment without the consent of any other Lenders.

NOW, THEREFORE, the parties hereto agree as follows:
Each Person (each a “U.S. RCF Commitment Increase Lender”) party to this amendment (this “Incremental Amendment”) and listed in Section 3 of Annex I attached hereto hereby severally agrees to provide the U.S. RCF Commitment Increase set forth opposite its name on Annex I attached hereto (for each such U.S. RCF Commitment Increase Lender, its “U.S. RCF Commitment”; provided that, for the avoidance of doubt, any U.S. RCF Commitment provided pursuant to this Incremental Amendment by any Person that is an existing U.S. RCF Lender shall increase the existing U.S. RCF Commitment of such Lender by an amount equal to such Lender’s U.S. RCF Commitment Increase). Each U.S. RCF Commitment provided pursuant to this Incremental Amendment shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Sections 2.1(a) and 2.6 thereof.
Deutsche Bank AG New York Branch (the “Canadian RCF Commitment Increase Lender”) hereby agrees to provide the Canadian RCF Commitment Increase set forth opposite its name on Annex I attached hereto (its “Canadian RCF Commitment”; provided that, for the avoidance of doubt, the Canadian RCF Commitment provided pursuant to this Incremental Amendment shall increase the existing Canadian RCF Commitment of the Canadian RCF Commitment Increase Lender by an amount equal to the Canadian RCF Commitment Increase Lender’s Canadian RCF Commitment Increase). The Canadian RCF Commitment provided pursuant to this Incremental Amendment shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Sections 2.1(b) and 2.6 thereof.
Each U.S. RCF Commitment Increase Lender, the U.S. Borrowers, the U.S. Administrative Agent and the U.S. RCF Issuing Lender acknowledge and agree that (i) the U.S. RCF Commitments provided pursuant to this Incremental Amendment shall constitute (and be included in the definition of) “U.S. RCF Commitments” and “RCF Commitments” for all purposes of the Credit Agreement and the other applicable Loan Documents and (ii) the RCF Loans incurred pursuant to the U.S. RCF Commitments provided pursuant to this Incremental Amendment shall constitute (and be included in the definition of) “U.S. RCF Loans” and “RCF Loans” for all purposes of the Credit Agreement and the other applicable Loan Documents. Each U.S. RCF Commitment Increase Lender, the U.S. Borrowers and the U.S. Administrative Agent further agree that, with respect to the U.S. RCF Commitment provided by such U.S. RCF Commitment Increase Lender pursuant to this Incremental Amendment, such U.S. RCF Commitment Increase Lender shall receive from the U.S. Borrowers such fees, if any, as may be separately agreed to in writing between the U.S. Borrowers and such U.S. RCF Commitment Increase Lender (and which fees have been identified by the U.S. Borrowers to the U.S. Administrative Agent), all of which fees shall be due and payable to such U.S. RCF Commitment Increase Lender on the terms and conditions set forth in each such separate agreement.

The Canadian RCF Commitment Increase Lender, the Canadian Borrower, the U.S. Borrowers, the Canadian Administrative Agent and the Canadian RCF Issuing Lender acknowledge and agree that (i) the Canadian RCF Commitment provided pursuant to this Incremental Amendment shall constitute (and be included in the definition of) “Canadian RCF Commitments” and “RCF Commitments” for all purposes of the Credit Agreement and the other applicable Loan Documents and (ii) the RCF Loans incurred pursuant to the Canadian RCF Commitment provided pursuant to this Incremental Amendment shall constitute (and be included in the definition of) “Canadian RCF Loans” and “RCF Loans” for all purposes of the Credit Agreement and the other applicable Loan Documents. The Canadian RCF Commitment Increase Lender, the Canadian Borrower, the U.S. Borrowers and the Canadian Administrative Agent further agree that, with respect to the Canadian RCF Commitment provided by the Canadian RCF Commitment Increase Lender pursuant to this Incremental Amendment, the Canadian RCF Commitment Increase Lender shall receive from the Canadian Borrower and/or the U.S. Borrowers such fees, if any, as may be separately agreed to in writing between the Canadian Borrower, the U.S. Borrowers and the Canadian RCF Commitment Increase Lender (and which fees have been identified by the Canadian Borrower and the U.S. Borrowers to the Canadian Administrative Agent), all of which fees shall be due and payable to the Canadian RCF Commitment Increase Lender on the terms and conditions set forth in such separate agreement.
Furthermore, each of the parties to this Incremental Amendment hereby agree to the terms and conditions set forth on Annex I hereto in respect of each U.S. RCF Commitment and the Canadian RCF Commitment provided pursuant to this Incremental Amendment.
Each U.S. RCF Commitment Increase Lender and the Canadian RCF Commitment Increase Lender, to the extent not already a party to the Credit Agreement as a Lender thereunder, (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Incremental Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in subsection 11.6 of the Credit Agreement that are required to be satisfied by it in order to provide its respective U.S. RCF Commitment or Canadian RCF Commitment, as applicable, and become a Lender, (iii) from and after the Incremental Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its U.S. RCF Commitment or Canadian RCF Commitment, as applicable, shall have the obligations of a Lender thereunder, (iv) it has received and/or had the opportunity to review a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to subsection 7.1 thereof, as applicable, and such other documents and information as it has in its sole discretion deemed appropriate to make its own credit analysis and decision to enter into this Incremental Amendment and to provide its U.S. RCF Commitment or Canadian RCF Commitment, as applicable, on the basis of which it has made such analysis and decision independently and without reliance on any Agent or any other Lender, and (v) if it is organized under the laws of a jurisdiction outside the United States or, in the case of Canadian RCF Commitments, Canada, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such U.S. RCF Commitment Increase Lender or Canadian RCF Commitment Increase Lender; (b) agrees that (i) it will, independently and without reliance on the Agents or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (c) appoints and authorizes each of the Agents, the U.S. Collateral Agent and the Canadian Collateral Agent to take such action as agent in their respective capacities on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents and any other instrument or document furnished pursuant hereto or thereto as are delegated to or otherwise conferred upon the Agents, the U.S. Collateral Agent or the Canadian Collateral Agent, as the case may be, by the terms thereof, together with such powers as are incidental thereto.

Upon the date of (i) the execution of a counterpart of this Incremental Amendment by each U.S. RCF Commitment Increase Lender, the Canadian RCF Commitment Increase Lender, the U.S. Administrative Agent, the U.S. RCF Issuing Lender, the Canadian Administrative Agent, the Canadian RCF Issuing Lender, each Borrower and Holdings, and the delivery of same to the U.S. Administrative Agent (including by way of facsimile or other electronic transmission), (ii) the payment of any fees separately agreed to in writing between the U.S. Borrowers and any U.S. RCF Commitment Increase Lender, or the Canadian Borrower and the Canadian RCF Commitment Increase Lender, in each case then due and payable in connection herewith and (iii) the satisfaction of any other conditions precedent set forth in Section 6 of Annex I hereto (such date, the “Incremental Amendment Effective Date”), this Incremental Amendment shall become effective and each U.S. RCF Commitment Increase Lender and the Canadian RCF Commitment Increase Lender (i) shall be obligated to make RCF Loans pursuant to its U.S. RCF Commitment or Canadian RCF Commitment, as applicable, provided pursuant to this Incremental Amendment on the terms, and subject to the conditions, set forth in the Credit Agreement, and (ii) shall have the rights and obligations of a Lender and a U.S. RCF Lender or Canadian RCF Lender, as applicable, thereunder and under the other applicable Loan Documents.
Each of the U.S. Borrowers acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the U.S. RCF Commitments provided hereby including, without limitation, all RCF Loans made pursuant thereto, as, and to the extent, set forth in the Credit Agreement and (ii) all such Obligations (including all such RCF Loans) shall (x) constitute (and be included in the definition of) “Borrower Obligations” under the U.S. Guarantee and Collateral Agreement, (y) rank pari passu in right of payment with the U.S. RC Facility and the Canadian RC Facility, and (z) rank pari passu in right of security with the U.S. RC Facility.
The Canadian Borrower acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Canadian RCF Commitment provided hereby including, without limitation, all RCF Loans made pursuant thereto, as, and to the extent, set forth in the Credit Agreement and (ii) all such Obligations (including all such RCF Loans) shall (x) constitute (and be included in the definition of) “Obligations” under the Canadian Security Agreement, (y) rank pari passu in right of payment with the U.S. RC Facility and the Canadian RC Facility, and (z) rank pari passu in right of security with the Canadian RC Facility; provided that this sentence shall not apply to any RCF Loans made to a U.S. Borrower pursuant to the Canadian RCF Commitment provided hereby. Each U.S. Borrower acknowledges and agrees that (i) it shall be liable for all RCF Loans made to it pursuant to the Canadian RCF Commitment provided hereby as, and to the extent, set forth in the Credit Agreement and (ii) all such RCF Loans shall (x) constitute (and be included in the definition of) “Borrower Obligations” under the U.S. Guarantee and Collateral Agreement, (y) rank pari passu in right of payment with the U.S. RC Facility and the Canadian RC Facility, and (z) rank pari passu in right of security with the U.S. RC Facility.
Holdings acknowledges and agrees that all Obligations with respect to the U.S. RCF Commitments and the Canadian RCF Commitment provided hereby and all RCF Loans made pursuant thereto shall (i) be fully guaranteed pursuant to Section 12 of the Credit Agreement as, and to the extent, provided in the Credit Agreement, and (ii) be entitled to the benefits of the respective Security Documents as, and to the extent, provided therein and in the Credit Agreement.

Holdings and each Borrower as debtor, grantor, pledgor or assignor, or in any other similar capacity in which Holdings and each Borrower grant liens or security interests in their respective property or otherwise act as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent Holdings and each Borrower granted liens on or security interests in any of its property pursuant to any such Loan Document as security for Holdings and each Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grants of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Holdings and each Borrower hereby consents to this Incremental Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as otherwise provided herein, the execution of this Incremental Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.
In order to induce the U.S. Administrative Agent, each U.S. RCF Commitment Increase Lender, the Canadian Administrative Agent and the Canadian RCF Commitment Increase Lender to enter into this Incremental Amendment, Holdings and each of the U.S. Borrowers hereby represents and warrants that:
(a)	no Default or Event of Default has occurred and is continuing as of the Incremental Amendment Effective Date; and

(b)
the representations and warranties of such Loan Party contained in the Credit Agreement or the other Loan Documents are true and correct in all material respects on the Incremental Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date).

You may accept this Incremental Amendment by signing the enclosed copies in the space provided below, and returning one copy of same to the U.S. Administrative Agent before the close of business on September 28, 2011. If you do not so accept this Incremental Amendment by such time, our U.S. RCF Commitments and Canadian RCF Commitment set forth in this Incremental Amendment shall be deemed canceled. This Incremental Amendment may be executed by one or more of the parties to this Agreement in any number of separate counterparts (including by facsimile or other electronic transmission (i.e., pdf)), and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
After the execution and delivery to the U.S. Administrative Agent of a fully executed copy of this Incremental Amendment (including by way of counterparts and by facsimile or other electronic transmission) by the parties hereto, this Incremental Amendment may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 11.1 of the Credit Agreement.

The U.S. Administrative Agent and the U.S. Issuing Lender each hereby consents to and approves each of the U.S. RCF Commitment Increase Lenders. The Canadian Administrative Agent and the Canadian Issuing Lender each hereby consents to and approves the Canadian RCF Commitment Increase Lender.
This Incremental Amendment constitutes an “Incremental Amendment” as defined under the Credit Agreement.
In the event of any conflict between the terms of this Incremental Amendment and those of the Credit Agreement, the terms of the Credit Agreement shall control.
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THIS AGREEMENT AND THE OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Very truly yours, METLIFE BANK, NATIONAL ASSOCIATION
By:	/s/ David W. Farrell
	Name:	David W. Farrell
	Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC.
By:	/s/ Anthony Casciano
	Name:	Anthony Casciano
	Title:	Senior Vice President

By:	/s/ James Tregillies
	Name:	James Tregillies
	Title:	Vice President

CITY NATIONAL BANK
By:	/s/ Brent Phillips
	Name:	Brent Phillips
	Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Director

By:	/s/ Carin Keegan
	Name:	Carin Keegan
	Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH,
as U.S. Administrative Agent, U.S. Collateral Agent and U.S. RCF Issuing Lender

By:	/s/ Marguerite Sutton Name: Marguerite Sutton
Title: Director

By:	/s/ Carin Keegan Name: Carin Keegan
Title: Director
DEUTSCHE BANK AG CANADA BRANCH,
as Canadian Administrative Agent, Canadian Collateral Agent and Canadian RCF Issuing Lender

By:	/s/ David Gynn Name: David Gynn
Title: Chief Financial Officer

By:	/s/ Marcellus Leung Name: Marcellus Leung
Title: Assistant Vice President

Agreed and Accepted
this 28th day of September, 2011:

RSC HOLDINGS II, LLC

By:	/s/ Kevin J. Groman

Name: Kevin J. Groman
Title: SVP, General Counsel

RSC HOLDINGS III, LLC

By:	/s/ Kevin J. Groman

Name: Kevin J. Groman
Title: SVP, General Counsel

RSC EQUIPMENT RENTAL, INC.

By:	/s/ Kevin J. Groman

Name: Kevin J. Groman
Title: SVP, General Counsel

RSC EQUIPMENT RENTAL OF CANADA LTD.

By:	/s/ Kevin J. Groman

Name: Kevin J. Groman
Title: SVP, General Counsel

ANNEX I
TERMS AND CONDITIONS FOR
INCREMENTAL AMENDMENT
Dated as of September 28, 2011
1. Name of U.S. Borrowers and jurisdictions of organization: RSC Holdings III, LLC, a Delaware limited liability company and RSC Equipment Rental, Inc., an Arizona corporation.
2. Name of Canadian Borrower and jurisdiction of organization: RSC Equipment Rental of Canada Ltd., a corporation incorporated and existing under the laws of the province of Alberta.
3. U.S. RCF Commitment Amounts (as of the Incremental Amendment Effective Date):

Names of U.S. RCF Commitment Increase	Amount of U.S. RCF Commitment stated in
Lenders	Dollars

MetLife Bank, National Association	$50,000,000

Siemens Financial Services, Inc.	$20,000,000

City National Bank	$15,000,000

Total:	$85,000,000
4. Canadian RCF Commitment Amounts (as of the Incremental Amendment Effective Date):

Names of Canadian RCF Commitment Increase	Amount of Canadian RCF Commitment stated in
Lender	Dollars

Deutsche Bank AG Canada Branch	$25,000,000

Total:	$25,000,000
5. Indicate the effective date of the U.S. RCF Commitments and Canadian RCF Commitment: September 28, 2011
6. Other conditions precedent:
a. The Parent Borrower shall have delivered to the U.S. Administrative Agent an officer’s certificate pursuant to subclause (2) of clause (iv) of Section 2.6(a) of the Credit Agreement, certifying that the U.S. RCF Commitments and Canadian RCF Commitment provided hereby (and the Indebtedness hereunder) may be incurred in compliance with Holdings’ and its Subsidiaries’ material Indebtedness.

b. The U.S. Administrative Agent shall have received the opinion of Debevoise & Plimpton LLP, counsel to the respective Credit Parties pursuant to subclause (3) of clause (iv) of Section 2.6(a) of the Credit Agreement.
c. The Parent Borrower shall have delivered to the U.S. Administrative Agent (i) true and correct copies of the board of directors resolutions or sole member resolutions, as applicable, of Holdings and the Borrowers relating to the Incremental Amendment and (ii) solely with respect to the Borrowers, a good standing certificate from each Borrower’s jurisdiction of organization.